UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Securities Holders.

On June 9, 2026, TeraWulf Inc. (“TeraWulf” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 348,345,521 shares of the Company’s common stock were present electronically or represented by proxy at the Annual Meeting, representing approximately 80.01% percent of the Company’s outstanding common stock as of the April 13, 2026 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2026:

Proposal 1 - Election of Directors: Our stockholders elected the following nine directors to serve until the 2027 Annual Meeting or until a successor is duly elected and qualified. The voting results for each of the nominees were as follows:

	For	Withhold	Broker Non-Votes
Paul Prager	269,921,879	3,417,860	75,005,782
Nazar Khan	270,937,776	2,401,963	75,005,782
Kerri Langlais	269,529,468	3,810,271	75,005,782
Michael Bucella	264,094,637	9,245,102	75,005,782
Walter Carter	270,382,268	2,957,471	75,005,782
Amanda Fabiano	271,969,893	1,369,846	75,005,782
Catherine Motz	259,703,960	13,635,779	75,005,782
Steven Pincus	251,989,771	21,349,968	75,005,782
Lisa Prager	257,630,363	15,709,376	75,005,782

Proposal 2 - Non-binding, Advisory Vote on Executive Compensation: Our stockholders approved, on a non-biding advisory basis, the 2025 compensation of TeraWulf’s named executives. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
179,761,319	92,319,915	1,258,505	75,005,782

Proposal 3 - Ratification of appointment of Deloitte & Touche LLC (“Deloitte”) as TeraWulf’s Independent Registered Public Accounting Firm for 2026: Our stockholders ratified the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
346,591,072	610,441	1,144,008	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer and Corporate Secretary
Dated: June 10, 2026